Exhibit 99.2

Sirius International Insurance Group, Ltd.

Investor Financial Supplement

September 30, 2018

(Unaudited)

This financial supplement is for informational purposes only. It should be read in conjunction with documents filed with the Securities and Exchange Commission by Sirius International Insurance Group, Ltd., including its Quarterly Report on Form 10-Q for the quarter ended September 30, 2018.

Sirius International Insurance Group, Ltd.

Sirius International Insurance Group, Ltd.

Basis of Presentation

BASIS OF PRESENTATION

Sirius International Insurance Group, Ltd. (the “Company”) is a Bermuda exempted company whose principal businesses are conducted through its wholly- and majority-owned insurance subsidiaries (collectively with the Company, “Sirius Group”, “we,” “our” and “us”). Sirius Group provides insurance, reinsurance and insurance services on a worldwide basis.

We have made rounding adjustments to reach some of the figures included in this financial supplement and, unless otherwise indicated, percentages presented in this financial supplement are approximate.

Sirius International Insurance Group, Ltd.

Key Performance Indicators

(Expressed in millions of U.S. dollars, except share and per	Three months ended September 30,		Nine months ended September 30,
share information)	2018	2017	2018	2017
Key Underwriting Metrics:
Underwriting (loss) income (1)	$(34.2)	$(166.6)	$55.6	$(106.1)
Combined ratio(2)	110.6%	158.9%	93.9%	114.1%

Key Investment Return Metrics:
Net investment income	$21.8	$12.1	$51.8	$44.2
Total return on investments:
U.S. dollars	0.6%	1.0%	0.4%	3.4%
Local currencies	0.5%	0.7%	1.3%	2.3%

Selected Financial Data:
Basic earnings per common share and common share equivalent	$(0.23)	$(1.49)	$0.88	$(1.43)
Diluted earnings per common share and common share equivalent	$(0.23)	$(1.49)	$0.88	$(1.43)
Weighted average number of common shares and common share equivalents outstanding	120,000,000	120,000,000	120,000,000	120,000,000
Return on equity(3)	-1.2%	-7.3%	2.9%	-4.8%

(1) Underwriting (loss) income is calculated as net earned insurance and reinsurance premiums less loss and loss adjustment expenses, insurance and reinsurance acquisition expenses and other underwriting expenses.

(2) The combined ratio is calculated by combining the loss ratio, the acquisition expense ratio, and the other underwriting expense ratio.

(3) Return on equity is calculated by dividing net comprehensive income attributable to Sirius Group’s common shareholder for the period by the beginning common shareholder’s equity.

	September 30, 2018	June 30, 2018	March 31, 2018	December 31, 2017
Selected Balance Sheet Data:
Book value per share attributable to Sirius Group’s common shareholder	$16.44	$16.64	$16.23	$15.98

Sirius International Insurance Group, Ltd.

Consolidated Statements of (Loss) Income

For the Three and Nine Months Ended September 30, 2018 and 2017

	Three months ended September 30,		Nine months ended September 30,
(Expressed in millions of U.S. dollars)	2018	2017	2018	2017
Revenues
Net earned insurance and reinsurance premiums	$321.1	$282.8	$914.5	$750.6
Net investment income	21.8	12.1	51.8	44.2
Net realized investment gains (losses)	3.9	(24.4)	8.0	(26.9)
Net unrealized investment (losses) gains	(11.7)	(2.7)	29.0	(25.2)
Net foreign exchange (losses) gains	(0.4)	15.7	21.7	17.0
Other revenue	17.0	9.5	96.0	11.8
Total revenues	351.7	293.0	1,121.0	771.5
Expenses
Loss and loss adjustment expenses	260.4	371.2	552.8	626.6
Insurance and reinsurance acquisition expenses	59.2	49.5	189.0	143.5
Other underwriting expenses	35.7	28.7	117.1	86.6
General and administrative expenses	19.5	19.8	58.0	60.6
Intangible asset amortization expenses	3.9	3.9	11.8	6.3
Interest expense on debt	7.6	5.0	23.1	14.6
Total expenses	386.3	478.1	951.8	938.2
Pre-tax (loss) income	(34.6)	(185.1)	169.2	(166.7)
Income tax benefit (expense)	6.9	12.8	(55.4)	11.3
Net (loss) income	(27.7)	(172.3)	113.8	(155.4)
Income attributable to non-controlling interests	(0.3)	(4.2)	(0.9)	(13.2)
(Loss) income before accrued dividends on Series A redeemable preference shares	(28.0)	(176.5)	112.9	(168.6)
Accrued dividends on Series A redeemable preference shares	—	(2.5)	(2.6)	(3.5)
Net (loss) income attributable to Sirius Group’s common shareholder	$(28.0)	$(179.0)	$110.3	$(172.1)

Sirius International Insurance Group, Ltd.

Consolidated Statements of Comprehensive (Loss) Income

For the Three and Nine Months Ended September 30, 2018 and 2017

	Three months ended September 30,		Nine months ended September 30,
(Expressed in millions of U.S. dollars)	2018	2017	2018	2017
Comprehensive (loss) income
Net (loss) income	$(27.7)	$(172.3)	$113.8	$(155.4)
Other comprehensive income (loss), net of tax
Change in foreign currency translation, net of tax	4.7	26.3	(57.2)	73.5
Total other comprehensive income (loss)	4.7	26.3	(57.2)	73.5
Comprehensive (loss) income	(23.0)	(146.0)	56.6	(81.9)
Income attributable to non-controlling interests	(0.3)	(4.2)	(0.9)	(13.2)
Comprehensive (loss) income attributable to Sirius Group’s common shareholder	$(23.3)	$(150.2)	$55.7	$(95.1)

Sirius International Insurance Group, Ltd.

Consolidated Balance Sheets

(Expressed in millions of U.S. dollars, except share information)	September 30, 2018	June 30, 2018	March 31, 2018	December 31, 2017	September 30, 2017
Assets
Fixed maturity investments, trading at fair value	$1,979.6	$1,885.4	$2,059.0	$2,180.0	$2,274.6
Short-term investments, at fair value	760.0	819.6	801.0	625.0	911.3
Equity securities, trading at fair value	430.4	415.1	369.7	299.2	315.9
Other long-term investments, at fair value	349.0	316.6	286.8	269.5	236.0
Cash	106.5	114.1	174.9	215.8	145.7
Restricted cash	15.0	15.9	16.6	14.8	—
Total investments and cash	3,640.5	3,566.7	3,708.0	3,604.3	3,883.5
Accrued investment income	12.1	12.5	13.6	14.1	11.9
Insurance and reinsurance premiums receivable	762.5	807.4	723.7	543.6	630.0
Reinsurance recoverable on unpaid losses	349.0	358.3	327.8	319.7	334.9
Reinsurance recoverable on paid losses	29.8	17.8	21.2	17.5	18.2
Funds held by ceding companies	180.0	157.4	162.3	153.2	141.1
Ceded unearned insurance and reinsurance premiums	191.2	207.3	173.0	106.6	127.7
Deferred acquisition costs	152.8	151.4	151.0	120.9	123.2
Deferred tax asset	197.7	197.9	217.6	244.1	312.5
Accounts receivable on unsettled investment sales	0.1	—	0.2	0.3	—
Goodwill	400.7	400.8	401.3	401.0	397.1
Intangible assets	207.5	208.4	212.3	216.3	225.2
Other assets	134.8	124.2	92.6	82.0	96.0
Total assets	$6,258.7	$6,210.1	$6,204.6	$5,823.6	$6,301.3
Liabilities
Loss and loss adjustment expense reserves	$1,891.0	$1,827.1	$1,875.9	$1,898.5	$1,916.6
Unearned insurance and reinsurance premiums	766.9	800.5	765.9	506.8	597.5
Ceded reinsurance payable	239.2	254.2	182.8	139.1	158.4
Funds held under reinsurance treaties	105.4	72.6	82.5	73.4	68.5
Deferred tax liability	256.9	255.7	253.1	282.2	316.9
Debt	697.7	695.9	717.6	723.2	724.9
Mandatorily redeemable preference shares	—	—	—	—	250.0
Accounts payable on unsettled investment purchases	18.1	6.2	97.3	0.3	1.4
Other liabilities	200.6	191.8	173.2	176.8	262.9
Total liabilities	4,175.8	4,104.0	4,148.3	3,800.3	4,297.1
Mezzanine equity
Series A redeemable preference shares	108.8	108.8	108.8	106.1	103.5
Equity
Common shareholder’s equity
Common shares (shares issued and outstanding: 120,000,000)	1.2	1.2	1.2	1.2	1.2
Additional paid-in surplus	1,199.3	1,199.3	1,199.3	1,197.9	1,196.1
Retained earnings	970.2	998.2	900.4	858.4	842.4
Accumulated other comprehensive (loss)	(197.7)	(202.4)	(153.9)	(140.5)	(138.7)
Total common shareholder’s equity	1,973.0	1,996.3	1,947.0	1,917.0	1,901.0
Non-controlling interests	1.1	1.0	0.5	0.2	(0.3)
Total equity	1,974.1	1,997.3	1,947.5	1,917.2	1,900.7
Total liabilities, mezzanine equity, and equity	$6,258.7	$6,210.1	$6,204.6	$5,823.6	$6,301.3

Sirius International Insurance Group, Ltd.

Consolidated Statements of Shareholder’s Equity

	Year to date for the period ended,
(Expressed in millions of U.S. dollars)	September 30, 2018	June 30, 2018	March 31, 2018	December 31, 2017	September 30, 2017
Common Shares
Balance at beginning and end of period	$1.2	$1.2	$1.2	$1.2	$1.2
Additional paid-in surplus
Balance at beginning of period	1,197.9	1,197.9	1,197.9	1,184.6	1,184.6
Capital contribution from former parent	1.4	1.4	1.4	13.3	11.5
Balance at end of period	1,199.3	1,199.3	1,199.3	1,197.9	1,196.1
Retained earnings
Balance at beginning of period	858.4	858.4	858.4	1,014.5	1,014.5
Cumulative effect of an accounting change	1.6	1.6	1.6	—	—
Balance at beginning of period, as adjusted	860.0	860.0	860.0	1,014.5	1,014.5
Net income	113.8	141.5	43.3	(136.3)	(155.4)
Income attributable to non-controlling interest	(0.9)	(0.6)	(0.2)	(13.7)	(13.2)
Accrued dividends on Series A redeemable preference shares	(2.6)	(2.6)	(2.6)	(6.1)	(3.5)
Other, net	(0.1)	(0.1)	(0.1)	—	—
Balance at end of period	970.2	998.2	900.4	858.4	842.4
Accumulated other comprehensive (loss) income
Balance at beginning of period	(140.5)	(140.5)	(140.5)	(212.2)	(212.2)
Accumulated net foreign currency translation (losses)
Balance at beginning of period	(140.5)	(140.5)	(140.5)	(212.2)	(212.2)
Net change in foreign currency translation	(57.2)	(61.9)	(13.4)	71.7	73.5
Balance at end of period	(197.7)	(202.4)	(153.9)	(140.5)	(138.7)
Balance at the end of period	(197.7)	(202.4)	(153.9)	(140.5)	(138.7)
Total common shareholder’s equity	$1,973.0	$1,996.3	$1,947.0	$1,917.0	$1,901.0
Non-controlling interests	1.1	1.0	0.5	0.2	(0.3)
Total equity	$1,974.1	$1,997.3	$1,947.5	$1,917.2	$1,900.7

Sirius International Insurance Group, Ltd.

Consolidated Statements of (Loss) Income — Segment Results Format

For the Three and Nine Months Ended September 30, 2018 and 2017

	Three months ended September 30,		Nine months ended September 30,
(Expressed in millions of U.S. dollars)	2018	2017	2018	2017
Underwriting Results:
Gross written premiums	$398.0	$356.7	$1,518.2	$1,166.4
Net written premiums	$305.7	$277.6	$1,095.4	$874.7
Net earned insurance and reinsurance premiums	$321.1	$282.8	$914.5	$750.6
Loss and allocated loss adjustment expenses (“LAE”)	(248.4)	(359.2)	(524.9)	(602.0)
Insurance and reinsurance acquisition expenses	(59.2)	(49.5)	(189.0)	(143.5)
Technical profit (loss)	13.5	(125.9)	200.6	5.1
Unallocated LAE	(12.0)	(12.0)	(27.9)	(24.6)
Other underwriting expenses	(35.7)	(28.7)	(117.1)	(86.6)
Underwriting (loss) income	(34.2)	(166.6)	55.6	(106.1)
Service fee revenue	15.4	6.6	55.5	13.9
General and administrative expenses, MGU + Runoff & Other	(14.6)	(18.2)	(40.4)	(32.6)
Underwriting (loss) income, including net service fee income	(33.4)	(178.2)	70.7	(124.8)
Net investment income	21.8	12.1	51.8	44.2
Net realized investment gains (losses)	3.9	(24.4)	8.0	(26.9)
Net unrealized investment (losses) gains	(11.7)	(2.7)	29.0	(25.2)
Net foreign exchange (losses) gains	(0.4)	15.7	21.7	17.0
Other revenue	1.6	2.9	40.5	(2.1)
General and administrative expenses	(4.9)	(1.6)	(17.6)	(28.0)
Intangible asset amortization expenses	(3.9)	(3.9)	(11.8)	(6.3)
Interest expense on debt	(7.6)	(5.0)	(23.1)	(14.6)
Pre-tax (loss) income	(34.6)	(185.1)	169.2	(166.7)
Income tax benefit (expense)	6.9	12.8	(55.4)	11.3
Net (loss) income	(27.7)	(172.3)	113.8	(155.4)
Income attributable to non-controlling interests	(0.3)	(4.2)	(0.9)	(13.2)
(Loss) income before accrued dividends on Series A redeemable preference shares	(28.0)	(176.5)	112.9	(168.6)
Accrued dividends on Series A redeemable preference shares	—	(2.5)	(2.6)	(3.5)
Net (loss) income attributable to Sirius Group’s common shareholder	$(28.0)	$(179.0)	$110.3	$(172.1)

Sirius International Insurance Group, Ltd.

Consolidated Underwriting Results by Segment

	Three Months Ended September 30, 2018
(Expressed in millions of U.S. dollars)	Global Property	Global A&H	Specialty & Casualty	Runoff & Other	Corporate Elimination	Total
Gross written premiums	$203.7	$117.1	$76.5	$0.7	$—	$398.0
Net written premiums	$144.9	$87.9	$72.6	$0.3	$—	$305.7
Net earned insurance and reinsurance premiums	$172.7	$89.6	$58.4	$0.4	$—	$321.1
Loss and allocated LAE	(173.2)	(51.3)	(34.1)	10.2	—	(248.4)
Insurance and reinsurance acquisition expenses	(30.1)	(26.7)	(16.2)	(0.1)	13.9	(59.2)
Technical (loss) profit	(30.6)	11.6	8.1	10.5	13.9	13.5
Unallocated LAE	(3.3)	(1.7)	(1.6)	(0.7)	(4.7)	(12.0)
Other underwriting expenses	(17.5)	(6.4)	(8.4)	(1.4)	(2.0)	(35.7)
Underwriting (loss) income	(51.4)	3.5	(1.9)	8.4	7.2	(34.2)
Service fee revenue	—	29.3	—	—	(13.9)	15.4
Managing general underwriter unallocated LAE	—	(4.7)	—	—	4.7	—
Managing general underwriter other underwriting expenses	—	(2.0)	—	—	2.0	—
General and administrative expenses, MGU + Runoff & Other	—	(13.8)	—	(0.8)	—	(14.6)
Underwriting (loss) income, including net service fee income	(51.4)	12.3	(1.9)	7.6	—	(33.4)

Underwriting Ratios (1) (2)
Loss ratio	102.2%	59.2%	61.1%	NM	NM	81.1%
Acquisition expense ratio	17.4%	29.8%	27.7%	NM	NM	18.4%
Other underwriting expense ratio	10.1%	7.1%	14.4%	NM	NM	11.1%
Combined ratio	129.7%	96.1%	103.2%	NM	NM	110.6%

(1) Underwriting ratios are calculated by dividing the related expense by net earned insurance and reinsurance premiums.

(2) Ratios considered not meaningful (“NM”) to Runoff & Other and Corporate Eliminations.

Sirius International Insurance Group, Ltd.

Consolidated Underwriting Results by Segment (Continued)

	Nine Months Ended September 30, 2018
(Expressed in millions of U.S. dollars)	Global Property	Global A&H	Specialty & Casualty	Runoff & Other	Corporate Elimination	Total
Gross written premiums	$875.7	$375.0	$252.9	$14.6	$—	$1,518.2
Net written premiums	$569.1	$286.2	$228.3	$11.8	$—	$1,095.4
Net earned insurance and reinsurance premiums	$476.3	$258.4	$168.3	$11.5	$—	$914.5
Loss and allocated LAE	(311.8)	(138.0)	(87.4)	12.3	—	(524.9)
Insurance and reinsurance acquisition expenses	(93.5)	(82.3)	(44.9)	(2.3)	34.0	(189.0)
Technical profit	71.0	38.1	36.0	21.5	34.0	200.6
Unallocated LAE	(7.7)	(4.3)	(4.5)	(1.6)	(9.8)	(27.9)
Other underwriting expenses	(53.0)	(20.7)	(24.3)	(5.2)	(13.9)	(117.1)
Underwriting income	10.3	13.1	7.2	14.7	10.3	55.6
Service fee revenue	—	89.5	—	—	(34.0)	55.5
Managing general underwriter unallocated LAE	—	(9.8)	—	—	9.8	—
Managing general underwriter other underwriting expenses	—	(13.9)	—	—	13.9	—
General and administrative expenses, MGU + Runoff & Other	—	(37.5)	—	(2.9)	—	(40.4)
Underwriting income, including net service fee income	10.3	41.4	7.2	11.8	—	70.7

Underwriting Ratios (1) (2)
Loss ratio	67.1%	55.1%	54.6%	NM	NM	60.4%
Acquisition expense ratio	19.6%	31.8%	26.7%	NM	NM	20.7%
Other Underwriting expense ratio	11.1%	8.0%	14.4%	NM	NM	12.8%
Combined ratio	97.8%	94.9%	95.7%	NM	NM	93.9%

(1) Underwriting ratios are calculated by dividing the related expense by net earned insurance and reinsurance premiums.

(2) Ratios considered not meaningful (“NM”) to Runoff & Other and Corporate Eliminations.

Sirius International Insurance Group, Ltd.

Segment Data — Quarterly

Global Property

(Expressed in millions of U.S. dollars)	Q3 2018	Q2 2018	Q1 2018	Q4 2017	Q3 2017
Gross written premiums	$203.7	$325.4	$346.6	$125.5	$154.6
Net written premiums	144.9	177.0	247.2	105.4	121.4
Net earned insurance and reinsurance premiums	172.7	167.5	136.1	152.3	162.0
Loss and allocated LAE	(173.2)	(68.2)	(70.4)	(111.9)	(283.4)
Insurance and reinsurance acquisition expenses	(30.1)	(34.1)	(29.3)	(30.8)	(34.2)
Technical (loss) profit	$(30.6)	$65.2	$36.4	$9.6	$(155.6)
Unallocated LAE	(3.3)	(2.5)	(1.9)	(0.2)	(8.2)
Other underwriting expenses	(17.5)	(18.1)	(17.4)	(11.7)	(17.7)
Underwriting (loss) income	$(51.4)	$44.6	$17.1	$(2.3)	$(181.5)

Underwriting Ratios (1)
Loss ratio	102.2%	42.2%	53.1%	73.6%	180.0%
Acquisition expense ratio	17.4%	20.4%	21.5%	20.2%	21.1%
Other underwriting expense ratio	10.1%	10.8%	12.8%	7.7%	10.9%
Combined ratio	129.7%	73.4%	87.4%	101.5%	212.0%

(1) Underwriting ratios are calculated by dividing the related expense by net earned insurance and reinsurance premiums.

Sirius International Insurance Group, Ltd.

Segment Data — Quarterly

Global A&H

(Expressed in millions of U.S. dollars)	Q3 2018	Q2 2018	Q1 2018	Q4 2017	Q3 2017
Gross written premiums	$117.1	$112.3	$145.6	$113.2	$149.6
Net written premiums	87.9	82.8	115.5	81.4	107.6
Net earned insurance and reinsurance premiums	89.6	80.8	88.0	92.7	75.2
Loss and allocated LAE	(51.3)	(40.9)	(45.8)	(51.5)	(42.9)
Insurance and reinsurance acquisition expenses	(26.7)	(26.4)	(29.2)	(27.9)	(24.1)
Technical profit	$11.6	$13.5	$13.0	$13.3	$8.2
Unallocated LAE	(1.7)	(1.0)	(1.6)	(1.0)	(0.7)
Other underwriting expenses	(6.4)	(6.3)	(8.0)	(5.1)	(5.9)
Underwriting income	$3.5	$6.2	$3.4	$7.2	$1.6
Service fee revenue	29.3	27.4	32.8	25.3	26.0
MGU unallocated LAE	(4.7)	(5.1)	—	—	—
MGU other underwriting expenses	(2.0)	(3.5)	(8.4)	—	—
MGU General and administrative expenses	(13.8)	(14.2)	(9.5)	(16.3)	(17.1)
Underwriting income, including net service fee income	$12.3	$10.8	$18.3	$16.2	$10.5

Underwriting Ratios (1)
Loss ratio	59.2%	51.9%	53.9%	56.6%	58.0%
Acquisition expense ratio	29.8%	32.7%	33.2%	30.1%	32.0%
Other underwriting expense ratio	7.1%	7.8%	9.1%	5.5%	7.8%
Combined ratio	96.1%	92.4%	96.2%	92.2%	97.8%

(1) Underwriting ratios are calculated by dividing the related expense by net earned insurance and reinsurance premiums.

Sirius International Insurance Group, Ltd.

Segment Data — Quarterly

Specialty & Casualty

(Expressed in millions of U.S. dollars)	Q3 2018	Q2 2018	Q1 2018	Q4 2017	Q3 2017
Gross written premiums	$76.5	$60.9	$115.5	$33.9	$53.4
Net written premiums	72.6	55.1	100.6	28.5	48.4
Net earned insurance and reinsurance premiums	58.4	55.5	54.4	39.5	45.2
Loss and allocated LAE	(34.1)	(31.7)	(21.6)	(25.5)	(34.6)
Insurance and reinsurance acquisition expenses	(16.2)	(14.6)	(14.1)	(10.4)	(12.6)
Technical profit (loss)	$8.1	$9.2	$18.7	$3.6	$(2.0)
Unallocated LAE	(1.6)	(1.7)	(1.2)	0.2	(2.3)
Other underwriting expenses	(8.4)	(7.9)	(8.0)	(3.0)	(4.6)
Underwriting (loss) income	$(1.9)	$(0.4)	$9.5	$0.8	$(8.9)

Underwriting Ratios (1)
Loss ratio	61.1%	60.2%	41.9%	64.1%	81.6%
Acquisition expense ratio	27.7%	26.3%	25.9%	26.3%	27.9%
Other underwriting expense ratio	14.4%	14.2%	14.7%	7.6%	10.2%
Combined ratio	103.2%	100.7%	82.5%	98.0%	119.7%

(1) Underwriting ratios are calculated by dividing the related expense by net earned insurance and reinsurance premiums.

Sirius International Insurance Group, Ltd.

Segment Data — Quarterly

Runoff & Other

(Expressed in millions of U.S. dollars)	Q3 2018	Q2 2018	Q1 2018	Q4 2017	Q3 2017
Gross written premiums	$0.7	$6.4	$7.5	$0.3	$(0.9)
Net written premiums	0.3	5.4	6.1	0.2	0.2
Net earned insurance and reinsurance premiums	0.4	5.1	6.0	0.2	0.4
Loss and allocated LAE	10.2	(0.3)	2.4	5.8	1.7
Insurance and reinsurance acquisition expenses	(0.1)	(1.5)	(0.7)	(0.8)	2.0
Technical profit	$10.5	$3.3	$7.7	$5.2	$4.1
Unallocated LAE	(0.7)	—	(0.9)	(0.5)	(0.8)
Other underwriting expenses	(1.4)	(2.4)	(1.4)	0.3	(0.5)
Underwriting income (loss)	$8.4	$0.9	$5.4	$5.0	$2.8
Service fee revenue	—	—	—	—	—
General and administrative expenses	(0.8)	(1.0)	(1.1)	0.1	(1.1)
Underwriting income (loss), including net service fee income	$7.6	$(0.1)	$4.3	$5.1	$1.7

Sirius International Insurance Group, Ltd.

Gross Written Premiums by Segment

	Three Months Ended					Nine Months Ended
(Expressed in millions of U.S. dollars)	September 30, 2018	June 30, 2018	March 31, 2018	December 31, 2017	September 30 2017	September 30, 2018	September 30, 2017
Global Property
Other Property	$138.8	$232.5	$172.7	$92.0	$81.5	$544.0	$313.2
Property Catastrophe Excess	55.3	45.6	166.6	10.0	58.7	267.5	245.3
Agriculture	9.6	47.3	7.3	23.5	14.4	64.2	48.1
Total	203.7	325.4	346.6	125.5	154.6	875.7	606.6

Global A&H	117.1	112.3	145.6	113.2	149.6	375.0	381.4

Specialty & Casualty
Casualty	41.4	28.1	27.1	15.0	13.3	96.6	23.2
Aviation & Space	13.5	10.8	21.1	14.8	12.2	45.4	50.9
Trade Credit	10.7	6.2	41.0	(5.7)	9.3	57.9	45.4
Marine	1.5	8.5	17.6	7.3	14.6	27.6	48.8
Contingency	2.8	3.5	6.9	2.5	4.0	13.2	15.9
Environmental	3.9	2.4	0.4	—	—	6.7	—
Surety	2.7	1.4	1.4	—	—	5.5	—
Total	76.5	60.9	115.5	33.9	53.4	252.9	184.2

Runoff & Other	0.7	6.4	7.5	0.3	(0.9)	14.6	(5.8)

Total	$398.0	$505.0	$615.2	$272.9	$356.7	$1,518.2	$1,166.4

Sirius International Insurance Group, Ltd.

Net Earned Insurance and Reinsurance Premiums by Segment

	Three Months Ended					Nine Months Ended
(Expressed in millions of U.S. dollars)	September 30, 2018	June 30, 2018	March 31, 2018	December 31, 2017	September 30, 2017	September 30, 2018	September 30, 2017
Global Property
Other Property	$98.6	$103.1	$93.3	$83.0	$91.0	$295.0	$254.5
Property Catastrophe Excess	50.9	42.0	42.4	40.4	47.5	135.3	119.2
Agriculture	23.2	22.4	0.4	28.9	23.5	46.0	38.4
Total	172.7	167.5	136.1	152.3	162.0	476.3	412.1

Global A&H	89.6	80.8	88.0	92.7	75.2	258.4	214.1

Specialty & Casualty
Casualty	23.2	16.8	10.7	7.7	4.6	50.7	7.3
Aviation & Space	14.1	15.3	14.8	11.7	12.6	44.2	42.1
Trade Credit	11.7	9.5	11.1	7.5	9.5	32.3	25.1
Marine	4.0	9.6	13.4	9.8	14.3	27.0	36.8
Contingency	3.1	3.7	4.5	2.8	4.2	11.3	12.4
Surety	1.9	0.5	(0.1)	—	—	2.3	—
Environmental	0.4	0.1	—	—	—	0.5	—
Total	58.4	55.5	54.4	39.5	45.2	168.3	123.7

Runoff & Other	0.4	5.1	6.0	0.2	0.4	11.5	0.7

Total	$321.1	$308.9	$284.5	$284.7	$282.8	$914.5	$750.6

Sirius International Insurance Group, Ltd.

Net Investment Income

	Three Months Ended					Nine Months Ended
(Expressed in millions of U.S. dollars)	September 30, 2018	June 30, 2018	March 31, 2018	December 31, 2017	September 30, 2017	September 30, 2018	September 30, 2017
Fixed maturity investments	$14.2	$13.7	$9.9	$10.9	$12.7	$37.8	$40.6
Short-term investments	2.4	0.5	0.8	1.4	—	3.7	0.1
Equity securities	5.9	7.1	1.2	1.2	1.0	14.2	3.9
Other long-term investments	2.7	1.3	1.2	1.2	1.6	5.2	7.3
Total investment income	25.2	22.6	13.1	14.7	15.3	60.9	51.9
Investment expenses	(3.4)	(3.4)	(2.3)	(2.1)	(3.2)	(9.1)	(7.7)
Net investment income	$21.8	$19.2	$10.8	$12.6	$12.1	$51.8	$44.2

Sirius International Insurance Group, Ltd.

Investment Holdings — Cost to Fair Value Reconciliation

	September 30, 2018
(Expressed in millions of U.S. dollars)	Cost or amortized cost	Gross unrealized gains	Gross unrealized losses	Net foreign currency gains	Fair Value	Percentage
Fixed Maturity Investments
Corporate debt securities	$792.3	$1.3	$(9.3)	$10.5	$794.8	22.7%
Residential mortgage-backed securities	452.0	0.1	(14.4)	6.2	443.9	12.6%
Asset-backed securities	412.3	0.1	(1.1)	2.3	413.6	11.8%
Commercial mortgage-backed securities	155.1	0.4	(3.5)	0.8	152.8	4.3%
U.S. government and government agency	112.5	—	(1.2)	4.4	115.7	3.3%
Non-U.S. government and government agency	45.4	—	(0.3)	0.7	45.8	1.3%
Preferred stocks	13.2	0.9	(2.6)	0.1	11.6	0.3%
U.S. States, municipalities and political subdivision	1.4	—	—	—	1.4	0.0%
Total fixed maturity investments	1,984.2	2.8	(32.4)	25.0	1,979.6	56.3%
Equity securities	406.4	39.0	(22.3)	7.3	430.4	12.2%
Total equity securities	406.4	39.0	(22.3)	7.3	430.4	12.2%
Total fixed maturity and equity securities	2,390.6	41.8	(54.7)	32.3	2,410.0	68.5%
Other long-term investments
Hedge funds and private equity funds	263.3	17.4	(5.2)	6.0	281.5	8.0%
Limited liability companies and private equity securities	56.7	9.3	(0.7)	2.2	67.5	1.9%
Total other long-term investments	320.0	26.7	(5.9)	8.2	349.0	9.9%
Short-term investments	758.5	—	(0.2)	1.7	760.0	21.6%
Total investments	$3,469.1	$68.5	$(60.8)	$42.2	$3,519.0	100.0%

Sirius International Insurance Group, Ltd.

Investment Holdings — Quarterly

Investment Type

	September 30, 2018	June 30, 2018	March 31, 2018	December 31, 2017	September 30, 2017
	Fair Value %	Fair Value %	Fair Value %	Fair Value %	Fair Value %
Cash and investment holdings
Fixed maturity investments
Corporate debt securities	21.8%	21.9%	24.1%	28.1%	27.7%
Residential mortgage-backed securities	12.2%	12.2%	12.4%	8.1%	6.6%
Asset-backed securities	11.4%	8.9%	8.3%	13.2%	12.9%
Commercial mortgage-backed securities	4.2%	4.7%	5.7%	5.3%	6.6%
U.S. government and government agency	3.2%	2.7%	2.2%	2.4%	2.1%
Non-U.S. government and government agency	1.3%	2.3%	2.5%	3.0%	2.4%
Preferred stocks	0.3%	0.2%	0.3%	0.3%	0.2%
U.S. States, municipalities and political subdivision	0.0%	0.0%	0.0%	0.1%	0.1%
Total fixed maturity investments	54.4%	52.9%	55.5%	60.5%	58.6%
Equity securities	11.8%	11.6%	10.0%	8.3%	8.1%
Total fixed maturity and equity securities	66.2%	64.5%	65.5%	68.8%	66.7%
Other long-term investments
Hedge funds and private equity funds	7.7%	7.0%	6.0%	5.7%	4.2%
Limited liability companies and private equity securities	1.9%	1.9%	1.7%	1.8%	1.9%
Total other long-term investments	9.6%	8.9%	7.7%	7.5%	6.1%
Short-term investments	20.9%	23.0%	21.6%	17.3%	23.4%
Total investments	96.7%	96.4%	94.8%	93.6%	96.2%
Cash and restricted cash	3.3%	3.6%	5.2%	6.4%	3.8%
Total cash and invested assets	100.0%	100.0%	100.0%	100.0%	100.0%

Sirius International Insurance Group, Ltd.

Investment Holdings — Quarterly

Credit Quality and Maturity Profile

	September 30, 2018	June 30, 2018	March 31, 2018	December 31, 2017	September 30, 2017
	Fair Value %	Fair Value %	Fair Value %	Fair Value %	Fair Value %
Credit Quality of Fixed Maturities
AAA	28.9%	27.9%	25.4%	31.7%	31.4%
AA	38.8%	37.3%	37.7%	29.1%	29.8%
A	17.7%	17.6%	17.9%	19.1%	16.8%
BBB	10.0%	11.0%	13.1%	15.3%	18.2%
Other	4.6%	6.2%	5.9%	4.8%	3.8%
Total fixed maturity investments	100.0%	100.0%	100.0%	100.0%	100.0%

Maturity Profile of Fixed Maturities
Due in one year or less	12.1%	9.4%	7.2%	5.0%	4.9%
Due after one year through five years	35.0%	37.0%	41.6%	46.2%	45.7%
Due after five years through ten years	1.3%	4.1%	2.3%	3.2%	3.5%
Due after ten years	0.0%	0.4%	1.0%	1.2%	0.9%
Mortgage-backed and asset-backed securities	51.0%	48.7%	47.4%	44.0%	44.7%
Preferred Stocks	0.6%	0.4%	0.5%	0.4%	0.3%
Total	100.0%	100.0%	100.0%	100.0%	100.0%

Sirius International Insurance Group, Ltd.

Book Value Per Share

(Expressed in millions of U.S. dollars except for share and per share amounts)	September 30, 2018	June 30, 2018	March 31, 2018	December 31, 2017	September 30, 2017
Numerator:
Total common shareholder’s equity	$1,973.0	$1,996.3	$1,947.0	$1,917.0	$1,901.0
Book value numerator	$1,973.0	$1,996.3	$1,947.0	$1,917.0	$1,901.0

Denominator:
Common voting shares outstanding	120,000,000	120,000,000	120,000,000	120,000,000	120,000,000

Book value per share attributable to Sirius Group’s common shareholder	$16.44	$16.64	$16.23	$15.98	$15.84

Sirius International Insurance Group, Ltd.

Basic and Diluted Earnings Per Share

(Expressed in millions of U.S. dollars except for	Three Months Ended		Nine Months Ended
share and per share amounts)	September 30, 2018	September 30, 2017	September 30, 2018	September 30, 2017
Numerator:
Net income	$(27.7)	$(172.3)	$113.8	$(155.4)
Less: Income attributable to non-controlling interests	(0.3)	(4.2)	(0.9)	(13.2)
Less: Accrued dividends on Series A redeemable preference shares	—	(2.5)	(2.6)	(3.5)
Net income (loss) available for dividends out of undistributed earnings	$(28.0)	$(179.0)	$110.3	$(172.1)
Less: Earnings attributable to Series A redeemable preference shares	—	—	(4.5)	—
Net income (loss) available to Sirius Group’s common shareholder	$(28.0)	$(179.0)	$105.8	$(172.1)

Denominator:
Weighted average shares outstanding for basic and diluted earnings per share	120,000,000	120,000,000	120,000,000	120,000,000
Earnings per share
Basic earnings per share	$(0.23)	$(1.49)	$0.88	$(1.43)
Diluted earnings per share	$(0.23)	$(1.49)	$0.88	$(1.43)

Sirius International Insurance Group, Ltd.

Return on Common Shareholder’s Equity — Consecutive Quarters

	Three Months Ended					Nine Months Ended
(Expressed in millions of U.S. dollars)	September 30, 2018	June 30, 2018	March 31, 2018	December 31, 2017	September 30, 2017	September 30, 2018	September 30, 2017
Beginning common shareholder’s equity	$1,996.3	$1,947.0	$1,917.0	$1,901.0	$2,051.8	$1,917.0	$1,988.1
Net comprehensive income (losses) attributable to common shareholder	(23.3)	49.3	29.7	16.8	(150.2)	55.7	(95.1)
Return on beginning common shareholder’s equity	-1.2%	2.5%	1.5%	0.9%	-7.3%	2.9%	-4.8%
Annualized return on beginning common shareholder’s equity	-4.8%	10.0%	6.0%	3.6%	-29.2%	3.9%	-6.4%

Sirius International Insurance Group, Ltd.

Reserves for Unpaid Losses and Loss Adjustment Expenses

	Three months ended		Nine months ended
(Expressed in millions of U.S. dollars)	September 30, 2018	September 30, 2017	September 30, 2018	September 30, 2017
Gross beginning balance	$1,827.1	$1,659.3	$1,898.5	$1,620.1
Less: beginning reinsurance recoverable on unpaid losses	(358.3)	(304.7)	(319.7)	(291.5)
Net loss and LAE reserve balance	1,468.8	1,354.6	1,578.8	1,328.6
Losses and LAE incurred relating to:
Current year losses	270.5	374.6	575.8	622.5
Prior years losses	(10.1)	(3.4)	(23.0)	4.1
Total net incurred losses and LAE	260.4	371.2	552.8	626.6
Foreign currency translation adjustment to net loss and LAE reserves	(5.4)	12.9	(20.9)	33.1
Acquisitions	0.2	—	0.2	14.3
Accretion of fair value adjustment to net loss and LAE reserves	0.1	0.1	0.1	0.1
Loss and LAE paid relating to:
Current year losses	80.5	51.9	152.5	116.3
Prior years losses	101.6	105.1	416.5	304.6
Total loss and LAE payments	182.1	157.0	569.0	420.9
Net ending balance	1,542.0	1,581.8	1,542.0	1,581.8
Plus ending reinsurance recoverable on unpaid losses	349.0	334.9	349.0	334.9
Gross ending balance	$1,891.0	$1,916.7	$1,891.0	$1,916.7